SUPPLEMENT DATED MAY 1, 2008
TO

TO PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective May 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

MFS Emerging Growth Portfolio	MFS Growth Portfolio

In the "Distribution of the Contracts" section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

Please retain this supplement with your prospectus for future reference.

SLNY(Reward-Select) 5/08